SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 18, 2005

BROADWING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-30989	52-2041343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046-9400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (443) 259-4000

CORVIS CORPORATION

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 18, 2005, James Bannantine resigned as President of the company. No successor to Mr. Bannantine has yet been named.

Item 7.01 Regulation FD Disclosure.

On April 22, 2005, the company issued a press release announcing Mr. Bannantine’s resignation, its intention to explore strategic alternatives for its Optical Convergence Switch (OCS) digital cross-connect product, including a potential sale of the product, to enable it to increase its focus on its telecommunications services business, and the appointment of Scott Widham, currently President-Carrier Accounts, to the new position of President of Sales. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 22, 2005

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROADWING CORPORATION

Date: April 22, 2005	/s/ Lynn D. Anderson
Lynn D. Anderson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on April 22, 2005